UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2007

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:
(212) 526-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders.

On May 17, 2007, Lehman Brothers Holdings Inc. (the “Company”) and Lehman Brothers Holdings Capital Trust VII (“Trust VII”) issued $1 billion aggregate stated amount of 5.857% Mandatory Capital Advantaged Preferred Securities (the “Fixed Rate MCAPS”) and the Company and Lehman Brothers Holdings Capital Trust VIII (“Trust VIII”) issued $500 million aggregate stated amount of Floating Rate Mandatory Capital Advantaged Preferred Securities (the “Floating Rate MCAPS” and together with the Fixed Rate MCAPS, the “MCAPS”). Each Fixed Rate MCAPS consists of (1) a contract to purchase one depositary share representing 1/100th of a share of the Company’s Non-Cumulative Perpetual Preferred Stock, Series H, with a liquidation preference of $100,000 per share (the “Series H Preferred Stock”), and (2) a trust preferred security of Trust VII, which trust preferred security is fully and unconditionally guaranteed by the Company to the extent described in the Company’s and Trust VII’s prospectus supplement dated May 8, 2007. Each Floating Rate MCAPS consists of (1) a contract to purchase one depositary share representing 1/100th of a share of the Company’s Non-Cumulative Perpetual Preferred Stock, Series I, with a liquidation preference of $100,000 per share (the “Series I Preferred Stock,” and together with the “Series H Preferred Stock,” the “Preferred Stock”), and (2) a trust preferred security of Trust VIII, which trust preferred security is fully and unconditionally guaranteed by the Company to the extent described in the Company’s and Trust VIII’s prospectus supplement dated May 8, 2007, as supplemented. The sole assets of Trust VII and Trust VIII are junior subordinated debentures issued by the Company.

Under the terms of the MCAPS, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of the Company’s capital stock and certain of its debt securities is subject to certain restrictions in the event the Company elects to defer interest on the junior subordinated debentures or contract payments on the stock purchase contracts referred to above, among other events, as set forth in the respective Supplemental Indentures and Stock Purchase Contract Agreements included as exhibits to this Current Report on Form 8-K.

In addition, upon issuance of the Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on its common stock and on other preferred stock ranking on a parity with the Preferred Stock, will be subject to certain restrictions in the event that it does not declare dividends on the Preferred Stock during any dividend period. The terms of Preferred Stock are more fully described in the respective Certificates of Designations included as exhibits to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On May 17, 2007, the Company filed the Certificate of Designations for the Series H Preferred Stock and the Certificate of Designations for the Series I Preferred Stock with the Secretary of State of the State of Delaware, establishing the terms of the Series H Preferred Stock and the Series I Preferred Stock, respectively. Copies of the Certificates of Designations are included as exhibits to this Current Report on Form 8-K.

Item 8.01	Other Events.

In connection with the issuance and sale of the MCAPS, the Company entered into Replacement Capital Covenants (the “RCCs”) pursuant to which the Company covenanted in favor of the holders of the Company’s Junior Subordinated Notes due 2054 underlying the 6.24% Preferred Securities, Series N, of Lehman Brothers Holdings Capital Trust VI to restrict its and its subsidiaries’ ability to redeem, repay or purchase the MCAPS and the Preferred Stock, as described more fully in the RCCs included as exhibits to this Current Report on Form 8-K.

Also in connection with the offering, issuance and sale of the Fixed Rate MCAPS and the Floating Rate MCAPS, the Company is filing additional exhibits under the Registration Statement on Form S-3 of the Company, Trust VII and Trust VIII (File Nos. 333-134553, 333-134553-05 and 333-134553-04, respectively) as part of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.01

Certificate of Designations of Lehman Brothers Holdings Inc. establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Non-Cumulative Perpetual Preferred Stock, Series H

3.02

Certificate of Designations of Lehman Brothers Holdings Inc. establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Non-Cumulative Perpetual Preferred Stock, Series I

4.01	Stock Purchase Contract Agreement, dated May 17, 2007, between the Company and U.S. Bank National Association (including the form of certificate representing the Fixed Rate MCAPS)

4.02	Stock Purchase Contract Agreement, dated May 17, 2007, between the Company and U.S. Bank National Association (including the form of certificate representing the Floating Rate MCAPS)

4.03	Collateral Agreement, dated May 17, 2007, among the Company, The Bank of New York and U.S. Bank National Association (Fixed Rate MCAPS)

4.04	Collateral Agreement, dated May 17, 2007, among the Company, The Bank of New York and U.S. Bank National Association (Floating Rate MCAPS)

4.05

Amended and Restated Declaration of Trust for Lehman Brothers Holdings Capital Trust VII, dated May 17, 2007, among the Company, as Sponsor, U.S. Bank National Association as Property Trustee, U.S. Bank Trust National Association as Delaware Trustee, the Regular Trustees and the holders of the Trust Securities (including the form of certificate representing the trust preferred securities)

4.06

Amended and Restated Declaration of Trust for Lehman Brothers Holdings Capital Trust VIII, dated May 17, 2007, among the Company as Sponsor, U.S. Bank National Association as Property Trustee U.S. Bank Trust National Association as Delaware Trustee, the Regular Trustees, and the holders of the Trust Securities (including the form of certificate representing the trust preferred securities)

4.07	Guarantee Agreement, dated May 17, 2007, between the Company and U.S. Bank National Association, for Lehman Brothers Holdings Capital Trust VII

4.08	Guarantee Agreement, dated May 17, 2007, between the Company and U.S. Bank National Association, for Lehman Brothers Holdings Capital Trust VIII

4.09	Eleventh Supplemental Indenture between the Company and U.S. Bank National Association, dated as of May 17, 2007 (including the form of junior subordinated debenture)

4.10	Twelfth Supplemental Indenture between the Company and U.S. Bank National Association, dated as of May 17, 2007 (including the form of junior subordinated debenture)

4.11	Certificate of Amendment to Certificate of Trust of Lehman Brothers Holdings Capital Trust VII

4.12	Certificate of Amendment to Certificate of Trust of Lehman Brothers Holdings Capital Trust VIII

8.01	Tax Opinion of Simpson Thacher & Bartlett LLP

99.1	Replacement Capital Covenant dated May 17, 2007 (Fixed Rate MCAPS)

99.2	Replacement Capital Covenant dated May 17, 2007 (Floating Rate MCAPS)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ Barrett S. DiPaolo
Barrett S. DiPaolo
Vice President

Date: May 23, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit

3.01

Certificate of Designations of Lehman Brothers Holdings Inc. establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Non-Cumulative Perpetual Preferred Stock, Series H

3.02

Certificate of Designations of Lehman Brothers Holdings Inc. establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Non-Cumulative Perpetual Preferred Stock, Series I

4.01	Stock Purchase Contract Agreement, dated May 17, 2007, between the Company and U.S. Bank National Association (including the form of certificate representing the Fixed Rate MCAPS)

4.02	Stock Purchase Contract Agreement, dated May 17, 2007, between the Company and U.S. Bank National Association (including the form of certificate representing the Floating Rate MCAPS)

4.03	Collateral Agreement, dated May 17, 2007, among the Company, The Bank of New York and U.S. Bank National Association (Fixed Rate MCAPS)

4.04	Collateral Agreement, dated May 17, 2007, among the Company, The Bank of New York and U.S. Bank National Association (Floating Rate MCAPS)

4.05

Amended and Restated Declaration of Trust for Lehman Brothers Holdings Capital Trust VII, dated May 17, 2007, among the Company, as Sponsor, U.S. Bank National Association as Property Trustee, U.S. Bank Trust National Association as Delaware Trustee, the Regular Trustees and the holders of the Trust Securities (including the form of certificate representing the trust preferred securities)

4.06

Amended and Restated Declaration of Trust for Lehman Brothers Holdings Capital Trust VIII, dated May 17, 2007, among the Company as Sponsor, U.S. Bank National Association as Property Trustee U.S. Bank Trust National Association as Delaware Trustee, the Regular Trustees, and the holders of the Trust Securities (including the form of certificate representing the trust preferred securities)

4.07	Guarantee Agreement, dated May 17, 2007, between the Company and U.S. Bank National Association, for Lehman Brothers Holdings Capital Trust VII

4.08	Guarantee Agreement, dated May 17, 2007, between the Company and U.S. Bank National Association, for Lehman Brothers Holdings Capital Trust VIII

4.09	Eleventh Supplemental Indenture between the Company and U.S. Bank National Association, dated as of May 17, 2007 (including the form of junior subordinated debenture)

4.10	Twelfth Supplemental Indenture between the Company and U.S. Bank National Association, dated as of May 17, 2007 (including the form of junior subordinated debenture)

4.11	Certificate of Amendment to Certificate of Trust of Lehman Brothers Holdings Capital Trust VII

4.12	Certificate of Amendment to Certificate of Trust of Lehman Brothers Holdings Capital Trust VIII

8.01	Tax Opinion of Simpson Thacher & Bartlett LLP

99.1	Replacement Capital Covenant dated May 17, 2007 (Fixed Rate MCAPS)

99.2	Replacement Capital Covenant dated May 17, 2007 (Floating Rate MCAPS)